UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2008

SECURED DIGITAL APPLICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25658	84-1357927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue, 10th Floor
New York, New York	10169
(Address of Principal Executive Offices)	(Zip Code)

(212) 551-1747
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 11, 2008, the OTC Bulletin Board (the "OTCBB") added an "E" to the trading symbol of Secured Digital Applications, Inc. (the "Company") to reflect that the Company is not current on its reports with the Securities and Exchange Commission.  The Company previously filed its Form 10-Q for the quarter ended September 30, 2008 without having the report reviewed by the Company's independent registered public accounting firm.

On December 12, 2008, the Company issued a press release entitled "Secured Digital Expects to File Amended Quarterly Report and Have "E" Removed at End of Its Symbol" announcing that the Company (i) is having its Form 10-Q for the quarter ended September 30, 2008 reviewed by its independent registered public accounting firm, (ii) expects to file an amended Form 10-Q following completion of the review and (ii) expects the OTCBB to remove the "E" at the end of its trading symbol after the Company files the amended Form 10-Q.

A copy of the December 12, 2008 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Identification of Exhibits
99.1	Press release dated December 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURED DIGITAL APPLICATIONS, INC.

Date: December 16, 2008	By:	/s/ Patrick Soon-Hock Lim
Patrick Soon-Hock Lim
Chairman & Chief Executive Officer